1 AMEDISYS OVERVIEW Exhibit 99.1

2 The next decade is the peak of senior population growth, particularly for high-support elderly 2015 16 65m 6 6 8 57m 15 18 7 7 10 2020 20 11 7 8 13 2025E 20 19 15 9 11 2030E 65 to 69 years 70 to 74 years 75 to 79 years 85+ years 80 to 84 years47m (15% of population) 74m (20% of population) 17 1. Does not take into account any population impact due to COVID 2020-2025 Growth % 2025-2030 Growth % Typically low-support elderly Younger (65–75 years old), healthier and more active Typically high-support elderly Older (75+), less agile and not as tech-savvy US population by age group1 (million people) Major shifts 2.1% 4.6% 5.3% 2.5% 2.1% 4.0% 5.5% 2.6% 2.2% 0.2% Fastest growing segments of the population for the next 20 years are: 1) 80+ years 2) 75-80 years 3) 65-75 years

3 Disease incidence/prevalence Price and intensity Service utilization Source: Tracking personal health care spending in the US by the Institution for Health Metricsand Evaluation -$50B $100B $0B $250B $50B $300B $150B $200B Populationsize Populationaging Change in expenditures Increased expenditures Decreased expenditures Change in health care spending attributed to each driver ($B, inflation adjusted) U.S. adults with chronic conditions (Percent) 20-44 45-64 65+ Avg. per capita cost (2025) $11,700$7,400$3,750 $2,35074 37 140 $5,75019 31 251 $9,3505 19 282 $22,1752 14 333+C h ro n ic c o n d it io n s Age Per capita cost (2025) The aging population drives over $250B in increasing healthcare costs and has an increased disease burden 34% 18% 48% 26% of population 10% of population

4 In home health, there is inherent demand of ~7% projected in the market over the next 5 years 2024 20252019 2020 42 36 2021 33 20221 29 2023 46 2026 2027 30 31 33 393% 7% Source: Market model (LDS database) 1. Extrapolated from 2018-2021 LDS data on Medicare FFS Home Health encounters The expected growth in demand is driven by an aging population and payor / provider desire to support patients with additional home health visits Despite this demand, providers ability to fulfill the referrals has continued to decline due to nursing capacity constraints Historical and potential demand in US home health, $B

5 The historical growth in Hospice care is primarily driven by growing demand of service with marginal increase in reimbursement rates The forecasted growth in the market is consistent with historical growth, with a slight uptick in demand due to inclusion of hospice under Medicare Advantage and the continued aging of the population. If utilization increases (~50% of Medicare decedents pass away on Hospice today), total admissions growth will accelerate above 7-8% The US hospice market is forecasted to grow at ~7-8% Source: MedPac, CMS Medicare hospice spending, 2014-2024E, $B 2018 2019 2020 2021 2022E 24 2023E 2024E 19 21 22 26 28 30 7-8% 7-8%

6 However, due to nursing supply constraints not all of this demand is being met and it is projected to get worse; securing capacity is a key priority for MA plans 49% 47%47% 47% 47% 48% 46% 49%49% 51% 48% 51% 49% 46% 48% 51% 47% 42%42% 42% 39% 35% 39% 40% 40% 38% 37% 36% 46 53 57 58 57 51 54 52 51 54 53 56 57 54 54 42 50 61 67 66 70 71 86 83 81 84 23 25 27 27 27 24 25 25 25 28 25 27 29 26 25 20 26 29 29 28 29 30 29 30 30 29 33 31 28 30 10% 5% 70 50% 0% 95 15% 15 80 45 20% 30 55% 25% 35% 20 25 0 5 35 40% 45% 10 60% 65% 70% 40 50 55 60 65 75 85 90 100 30% Jul- 19 Apr- 20 Mar- 19 Jun- 20 Mar- 20 Nov - 19 Jul- 20 Jan- 20 Dec- 19 Percentage of referrals agency agrees to accept Jan- 19 Oct- 20 May - 19 75 Average number of referrals Nov - 20 Apr- 19 Jun- 19 Aug- 19 May - 20 Sep- 19 Oct- 19 Aug- 20 Sep- 20 Dec- 20 78 Jan- 21 73 Feb- 20 Mar- 21 Apr- 21 75 May - 21 Jun- 21 Feb- 19 48% 43% Feb- 21 Source: CarePort 2022 Evolution of Care of Care report Average number accepted referrals Average number sent referrals While the average number of referrals has recovered and is increasing, demand is outpacing supply Between January 2019 and June 2021, there has been a 33% Increase in referrals sent to HHA 15% Decrease in HH acceptance rates 8% Increase in ALOS for hospital patients indicative of hospitals being unable to discharge patients on time to post-acute settings

There is likely a 10-20% shortage in RN supply and this gap could get worse

US registered nurses (RNs) in direct patient care in 2019, (Million)



-0.01
(0% gap)
2.6
2.6
RN supply
RN demand

Potential US registered nurses in direct patient care in 2025, (Million)[1]



-0.5 to -0.2
(10-20% gap)
2.9
2.6
2.8
2.4
RN supply
RN demand

1. The ranges 2.4-2.6 and 2.8-2.9 indicate values denoted by confidence intervals

Source: American Hospital Association, 2016-19; Centers for Disease Control and Prevention, Definitive Healthcare data, 2020; Kaiser Family Foundation, 2016-20; Grandview Healthcare Market Size Reports, 2021; David Auerbach et al., "Will the RN workforce weather the retirement of the baby boomers?" Med Care, October 2015; National council Licensure Examination (NCLEX) data, 2016-20; New York Times; United states Bureau of Labor statistics; McKinsey analysis. Expert interviews.

Quotes from Select Interviews

Before COVID we may have seen a gap of 5-7% in certain markets or during peak times. Now, the labor gap for nurses is huge, perhaps up to 20% and pervasive

– Former Vice President (VP) Operations, large HHA

I didn't really see gaps in the market prior to COVID, perhaps 1-2% reflected mostly in not being able to staff on busy days. Now it's much higher, above 5%

– Former Senior Vice President (SVP) Operations, large HHA

Before COVID, our labor gap was ~1%, and now it is somewhere between 7-12%. With the aging population, general fear of nursing homes, and the attrition rates in nursing, we can't keep up

– Current Chief Executive Officer (CEO), small HHA

amedisys 7

8 Health systems are facing increasing LOS and unable to effectively discharge patients to post-acute care Source: Kaufman Hall Flash Reports 100 95 93 Aug 20-Aug 21Aug 18-Aug 19 Aug 19-Aug 20 Aug 21-Aug 22 100% Baseline (Aug 2018- Aug 2019) 100 100 83 103 95 105 96 108 90 ED admissions ALOS Discharges Hospital volumes faced a decline in 2020, during the COVID pandemic ED admissions have made a near pre-pandemic recovery (~95% of 2019 levels by August 2022) ALOS has continued to grow and is 8% higher than the 2019 baseline in 2022. PRELIMINARY We are still struggling to discharge our patients effectively – it often takes us 24-48 hours to get someone to accept a referral for home care – Head of Post-Acute Care at Academic Medical Center Hospital volumes (Aug 2019- Aug 2022)

The Home Health and Hospice industries remain highly fragmented; however, inorganic activity from the payors has removed two of the largest players


Home Health Market Share
Trinity Health, 0.9%
HCA, 0.7%
Interim, 1.0%
Elara, 1.1%
Bayada, 1.4%
AccentCare, 1.9%
Centerwell, 6.0%
Amedisys, 5.3%
Enhabit, 3.9%
LHCG, 4.9%
Centerwell
Amedisys
LHCG
Enhabit
AccentCare
Bayada
Elara
Interim
Trinity Health
HCA

Top 10 Total:
27% Market Share


Hospice Market Share
Bristol, 0.9%
Empath, 1.2%
Ascension / Compassus, 1.5%
Chapters Health, 1.6%
Kindred, 4.5%
AccentCare, 1.6%
Vitas, 4.4%
LHCG, 1.8%
ProMedica, 2.2%
Amedisys, 3.4%
Kindred
Amedisys
LHCG
Chapters Health
Empath
Vitas
ProMedica
AccentCare
Ascension / Compassus
Bristol

Top 10 Total:
23% Market Share

- Though each industry remains fragmented, scaled, quality and innovative assets are extremely scarce. Once the LHCG deal is closed, Humana and United will own two of the largest Home Health assets in the space making AMED the largest independent Home Health and Hospice company
- Kindred (Centerwell) and LHC (United) will remove ~11% of home health capacity from the market driving demand for Home Health capacity even higher amedisys 9

Amedisys is an industry leading home care provider with the ability to innovate at scale

Amedisys Service Line

amedisys HOME HEALTH

- Skilled nursing
- Therapy
- Patients with long term chronic conditions
- Recovery from illness, injury, or surgery

amedisys HOSPICE

- Specialty trained clinicians
- Physical, emotional, and spiritual care
- Patients with life-limiting illnesses
- Support for families and caregivers

amedisys PALLIATIVE CARE

- Specialized medical care for symptom relief
- Multidisciplinary approach
- Patients facing serious illnesses

amedisys PERSONAL CARE

- ADL assistance
- Meal preparation
- Mobility
- Grooming

CONTESSA HOME RECOVERY CARE

- Hospital @ Home
- SNF @ Home
- Palliative Care @ Home

Current Amedisys Footprint



Washington
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Mississippi
Michigan
Indiana
Ohio
Kentucky
Tennessee
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
Maryland
District of Columbia
Delaware
New Jersey
Connecticut
Rhode Island
Massachusetts
Vermont
New Hampshire
Maine
Amedisys Home Health
Amedisys Hospice
Amedisys Personal Care
Amedisys Palliative Care

Total Amedisys	
States	36 & DC
Care centers	547
Employees	~21,000

This map represents our approximate locations, which may be subject to change.

amedisys 10

11 Amedisys is the partner of choice to support more holistic patient care at home Scale High quality/ star rating Strength of operations Breadth of services offered (HH / Hospice / H@H) Second largest national network of post acute assets (547 care centers across 36 states & DC) Broadest care continuum with traditional and innovative assets – Home Health, Personal Care Assistant (PCA), Hospital at Home (H@H), Hospice 445,000 patients seen Industry leading quality of care across leading business units: Home Health and Hospice  99% of Home Health care centers have CMS Quality of Patient Care (QPC) rating at 4 Stars or above (49 care centers have 5 Stars)  Scored a high 9.6 in Hospice Item Set (HIS) Historic excellence in staffing; above benchmark engagement offset by today’s market conditions Innovative MA contracting models (Contessa pilot, case rate contracting) Offers the broadest set of home care capabilities in the US healthcare market Delivery of care in the home setting gives Amedisys the access to delivery of several additional services at the patient’s door-step Amedisys’ wide-ranging services allows it to offer a tailored product that fits your needs

12 Amedisys utilizes a methodical approach to at-home clinical care that results in industry leading outcomes for patients Hospital care Virtual care Care community Urgent care Specialty care Home care Better Outcomes  35% reduction in length of stay in H@H program  95%+ medication education & adherence across all programs  100% timely initiation of care for home health Better Care  90%+ patient satisfaction in H@H program  4.5 average star rating across home health programs  99% HIS Composite score in hospice programs Reduced Costs  44% reduction in readmission in H@H program  31% lower readmission rate in home health programs vs. national average  Effective integrated program reduces overall doctor visits and phone calls

13 Beyond traditional home health, facility-based and clinic-based care is starting to shift into the home Shift of Care at Home1, (% of range of shift, by individual category) 1. Based on 2018 Medicare claims data (Medicare Limited Data Set) and results of external physician survey to understand what percentage of care being delivered in an office or facility today could be provided at home 2. Categories have experienced substantial growth in telemedicine as a result of the COVID-19 pandemic 3. Outpatient mental-health and behavioral-health visits.

14 Amedisys delivers an integrated home care platform that enhances clinical outcomes and meets the demands of members Pharmacy Ambulatory Surgery Center Urgent Care Assessments Physician Clinics Predictive Data & Analytics Hospital at Home SNF at Home Home Health Palliative Care Hospice Personal Care Hospital Skilled Nursing Facility Social Determinants of Health Home Based Primary Care Tele-Visits/Medicine Community Directory Aging-in- Place High Acuity Post Acute Pre-Admission Admission Services provided by Amedisys Services established or enhanced by Contessa Referral or Network Partners

Our major strategic initiatives for 2023 and beyond

amedisys

Targeted Payors

- As Medicare Advantage continues to outpace FFS, we must utilize our clinical capacity more strategically than in the past focusing on payors that appropriately reimburse for our services
  - Case rate contracting
  - Value-based arrangements
  - Per Visit Contract Optimization to increase per visit reimbursement. This will include contract cancellations

Labor Management (Capacity and Cost)

- One of the biggest drivers of growth will be our ability to service the demand. We must increase capacity, decrease turnover, increase new hire retention and create new pools of labor
- Initiatives will be focused on:
  - Attracting the best talent in healthcare
  - Supporting an unrivaled people experience
  - Creating clinical capacity to meet demand

Clinical Optimization & Automation

- G&A restructuring will be key to margin growth (and key to offsetting some impact from increased labor costs and flat reimbursement)
- Clinical optimization can support rapid growth through standardization of roles, reduction of redundancy and increased accuracy

Contessa Growth

- Diversifying growth with Contessa will be a key initiative for 2023 – Hospital at Home reimbursement by FFS expanded for two years
- Sources of growth will be from driving organic growth in currently implemented JVs, executing on JVs we have signed by not implemented, scaling new JV partnerships and new lines of business such as Palliative care

Major 2023 strategic initiatives

1. Targeted Payors
2. Labor Management
3. Centralization and Automation
4. Growing Contessa

Though there are many more initiatives that will help enable success in 2023, these are key to performance this year and for years to come amedisys